UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2022

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 Third Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Explanatory Note

On May 19, 2022, Staffing 360 Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K, which was subsequently amended on May 20, 2022 (as amended, the “Original Report”) to disclose its entry into an amendment to the Stock Purchase Agreement by and between the Company, Headway Workforce Solutions, Inc. (“Headway”), and Chapel Hill Partners, LP, as the representatives of all the stockholders of Headway (the “Headway Acquisition”), the closing of the Headway Acquisition and issuance of the Series H Convertible Preferred Stock, pursuant to the Stock Purchase Agreement and in connection with the closing of the Headway Acquisition. This Amendment No. 2 to Current Report on Form 8-K/A is being filed by the Company solely to file the financial statements as required by subparts (a) and (b) of Item 9.01 of Form 8-K as related to the Headway Acquisition, which were excluded from the Original Report in reliance on the instructions to such items.

Except as set forth herein, no other modifications have been made to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Headway for the years ended September 30, 2021 and 2020, and the unaudited financial statements of Headway for the three months ended December 31, 2021 and 2020, including the notes thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company, including the notes thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Audited financial statements for Headway Workforce Solutions, Inc. for the years ended September 30, 2021 and 2020 and the unaudited financial statements for the three months ended December 31, 2021 and 2020.
99.2	Unaudited pro forma financial statements of Staffing 360 Solutions, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2022	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer